EXHIBIT 10.2

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [_______], 20-[_], between Residential Funding Company, LLC, a Delaware limited liability company ("RFC") and Residential Asset Securities Corporation, a Delaware corporation (the "Company").

                                    Recitals

      A. RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

      B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts.

      C. The Company, RFC, as master servicer, and [_____________], as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of [________] 1, 20[_] (the "Pooling and Servicing Agreement"), pursuant to which the Trust proposes to issue Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 20[_]-[__] (the "Certificates") consisting of [seventeen] classes designated as Class [A-1], Class [A-2], Class [A-3], Class [M-1], Class [M-2], Class [M-3], Class [M-4], Class [M-5], Class [M-6], Class [M-7], Class [M-8], Class [M-9], Class [B-1], Class [B-2], Class [SB], Class [R-I] and Class [R-II] representing beneficial ownership interests solely in a trust fund consisting primarily of a pool of adjustable and fixed rate one-to four-family first lien mortgage loans identified on Exhibit F to the Pooling and Servicing Agreement (the "Mortgage Loans").

      D. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class [R-I] and Class [R-II] Certificates (the "Retained Certificates").

      E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

      F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

      NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

      1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

      2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in [_________], 20[_]). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $[_______] and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note, hereinafter defined) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

      The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and
(C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,
(2) any


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


change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

      3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

      4. RFC represents and warrants to the Company, with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

            (i) Immediately prior to the delivery of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien or security interest (other than (a) rights to servicing and related compensation, and (b) any senior lien relating to a Mortgage Loan listed on Schedule A attached hereto (the "Junior Lien Mortgage Loans") and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

            (ii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

            (iii) The Mortgagor (including any party secondarily liable under the Mortgage File) has no right of set-off, defense, counterclaim or right of rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

            (iv) RFC and any other originator, servicer or other previous owner of each Mortgage Loan has obtained all licenses and effected all registrations required under all applicable local, state and federal laws, regulations and orders, including without limitation truth in lending and disclosure laws, necessary to own or originate the Mortgage Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

            (v) A policy of title insurance, in the form and amount that is in material compliance with the Program Guide, was effective as of the closing of each Mortgage Loan, is valid and binding, and remains in full force and effect except for Mortgaged Properties located in the State of Iowa where an attorney's certificate has been provided in accordance with the Program Guide. No claims have been made under such title insurance policy and no holder of the related mortgage, including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

            (vi) Each Mortgage Loan is a valid and enforceable first lien (or in the case of the Junior Lien Mortgage Loans, junior lien) on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of


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

      recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

            (vii) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and the building restriction lines of the Mortgaged Premises, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

            (viii) There are no delinquent tax or delinquent assessment liens against the related Mortgaged Property, and there are no mechanic's liens or claims for work, labor or material or any other liens affecting such Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the Mortgage assigned to RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

            (ix) Each Mortgaged Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

            (x) The improvements upon the Mortgaged Property are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

            (xi) The appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide.

            (xii) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

            (xiii) Each Mortgage Loan is covered by a standard hazard insurance policy.

            (xiv) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

            (xv)  As of the  Cut-off  Date,  [_]%  of  the  Mortgage  Loans  are
      Delinquent in payment of principal or interest by [_] days or more. For the purposes of this representation a Mortgage Loan is considered Delinquent if a Subservicer or the Master Servicer has made any advances on the Mortgage Loan that have not been reimbursed out of payments by the mortgagor or on the mortgagor's behalf from a source other than a Subservicer, a Seller, the Master Servicer or an affiliated entity of either.


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

            (xvi) [None] of the Mortgage Loans with Loan-to-Value Ratios, or combined Loan-to-Value Ratios with respect to Junior Lien Loans, at origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

            (xvii) The weighted average Loan-to-Value Ratio with respect to the Mortgage Loans, by outstanding principal balance at origination, is [___]%.

            (xviii) No more than approximately [_]% of the Mortgage Loans, by outstanding principal balance as of the Cut-off Date, are located in any one zip code area in [_______]. No more than approximately [_]% of the Mortgage Loans by outstanding principal balance as of the Cut-off Date are located in any one zip code area outside of [_______].

            (xix) [__]% of the Mortgage Loans that are adjustable-rate loans will adjust semi-annually based on Six-Month LIBOR, and [_]% of the Mortgage Loans that are adjustable-rate loans will adjust annually based on a One-Year LIBOR. Each of the Mortgage Loans that are adjustable-rate loans will adjust on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded as described in the related Mortgage Note) of the related Index described in the Prospectus Supplement and the Note Margin set forth in the related Mortgage Note, subject to the limitations described in the Prospectus Supplement, and each Mortgage Loan has an original term to maturity from the date on which the first monthly payment is due of not more than approximately 30 years. On each Adjustment Date, the Mortgage Rate on each Mortgage Loan that is an adjustable-rate loan will be adjusted to equal the related Index plus the related Gross Margin, subject in each case to the Periodic Rate Cap, the Mortgage Rate and the Minimum Mortgage Rate. The amount of the monthly payment on each Mortgage Loan that is an adjustable-rate loan will be adjusted on the first day of the month following the month in which the Adjustment Date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term to stated maturity. No Mortgage Loan is subject to negative amortization.

            (xx) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxi) Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are units in detached planned unit developments. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are units in attached planned unit developments. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are units in townhouses. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date) are units in manufactured housing developments. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are condominium units. Each Mortgaged Property is suitable for year-round occupancy.


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

            (xxii) Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date) are secured by the owner's primary residence. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date) are secured by the owner's second or vacation residence. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off
      Date) are secured by a non-owner occupied residence.

            (xxiii) Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are secured by detached one-family dwelling units. Approximately [_]% of the Mortgaged Properties (by outstanding principal balance as of the Cut-off Date), are secured by two- to four-family dwelling units.

            (xxiv) The average outstanding principal balance of the Mortgage Loans at origination was approximately $[___]. No Mortgage Loan at origination had a principal balance of less than $[___] or more than $[___].

            (xxv) As of the Cut-off Date, all Mortgage Rate adjustments on the Mortgage Loans that have reached an Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

            (xxvi) Any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

            (xxvii) Except as otherwise specifically set forth herein, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

            (xxviii) Each Mortgage Loan  constitutes a qualified  mortgage under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

            (xxix) No more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade A4 Mortgage Loans, no more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade AX Mortgage Loans, no more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade B Mortgage Loans, no more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade C Mortgage Loans and no more than [_]% of the Mortgage Loans have been classified by RFC as Credit Grade CM Mortgage Loans, in each case as described generally in the Prospectus Supplement.

            (xxx) [No] Mortgage Loan is a graduated payment loan or has a shared appreciation or contingent interest feature.

            (xxxi) With respect to each Mortgage Loan, either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal


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

      balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

            (xxxii) [No] Mortgage Loan provides for deferred interest or negative amortization.

            (xxxiii) [None] of the Mortgage Loans are buydown Mortgage Loans.

            (xxxiv) [Each] Mortgaged Property is a single parcel of real estate with a one- to four-unit single family residence thereon, a condominium unit, a manufactured housing unit, a unit in a townhouse, a planned unit development, a leasehold or a modular home; and no Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

            (xxxv) No more than approximately [_]% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date), were made to Mortgagors with credit scores as described generally in the Prospectus Supplement of less than 600 excluding Mortgagors whose credit scores are not available to RFC. The weighted average of the credit scores for the Mortgage Loans for which Credit Scores are available to RFC was approximately [_] as of the Cut-off Date.

            (xxxvi) [No] instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

            (xxxvii) The weighted average remaining term to stated maturity of the Mortgage Loans, as of the cut-off date will be approximately [_] months. The weighted average original term to maturity of the Mortgage Loans, as of the cut-off date will be approximately [_] months.

            (xxxviii) [None] of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

            (xxxix) To the best of RFC's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

            (xl) [None] of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.

            (xli) [No] Mortgage Loan has a prepayment penalty term that extends beyond five years after the date of origination.

            (xlii) [None] of the Mortgage Loans are Balloon Mortgage Loans.

            (xliii)  [None]  of  the  Mortgage  Loans  are  loans  that,   under
      applicable state or local law in effect at the time of origination of such Mortgage Loan, are referred to as (1) "high


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

      cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees.

            (xliv) The information set forth in the prepayment charge schedule attached hereto as Exhibit A (the "Prepayment Charge Schedule") is complete, true and correct in all material respects as of the Cut-off Date, and each prepayment charge set forth on the Prepayment Charge Schedule ("Prepayment Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

            (xlv) [Each] Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws.

            (xlvi) [No] Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

            (xlvii) [No] Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7 (attached hereto as Exhibit B); provided that no representation and warranty is made in this clause (xlvii) with respect to [_]% of the Mortgage Loans and (by outstanding principal balance as of the Cut off
      Date), secured by property located in the State of Kansas or with respect to [_]% of the Mortgage Loans (by outstanding principal balance as of the Cut off Date), secured by property located in the State of West Virginia; and provided further that no Qualified Substitute Mortgage Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) in effect on the date of substitution), unless the Company shall have received from S&P written confirmation that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P.

      Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event (as described in Section 5 below), which materially and adversely affects the interests of any holders of the Certificates, the Certificate Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in
Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this
Section 4 was the representation set forth in clause (xlvi) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense


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

that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

      5. With respect to the Mortgage Loans, a repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

      6. RFC hereby represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

      7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

      8. RFC, as master servicer under the Pooling and Servicing Agreement (the "Master Servicer"), shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Master Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge to the holder of the Class SB Certificates at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account. Notwithstanding any other provisions of this Agreement, any payments made by the Master Servicer in respect of any waived Prepayment Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                      [Signatures begin on following page.]

      IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.


                                        RESIDENTIAL FUNDING COMPANY, LLC



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        RESIDENTIAL ASSET SECURITIES CORPORATION




                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                           Prepayment Charge Schedule

                               [(see attachment)]

                                    EXHIBIT B
                                    ---------

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                      FILE FORMAT FOR LEVELS(R) VERSION 5.7



                                                          REVISED [_____], 20[_]

           APPENDIX E - Standard & Poor's Predatory Lending Categories
           -----------------------------------------------------------

      Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                  Standard & Poor's High Cost Loan Categorization
                  -----------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
----------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Code ss.ss. 757.01 et seq.

                                   Effective June 2, 2003
----------------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann. ss.ss. 5-3.5-101 et seq.

                                   Effective   for  covered   loans  offered  or
                                   entered  into on or after  January  1,  2003.
                                   Other  provisions  of the Act took  effect on
                                   June 7, 2002
----------------------------------------------------------------------------------------------------------------------


                                   Exhibit B-1

----------------------------------------------------------------------------------------------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                   ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
----------------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                   ss.ss. 26-1151.01 et seq.

                                   Effective for loans closed on or after
                                   January 28, 2003
----------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.              High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
----------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann. ss.ss. 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
----------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C. ss. 1639, 12
                                   C.F.R. ss.ss. 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
----------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815, ss.ss. 137/5 et seq.

                                   Effective  January  1,  2004  (prior  to this
                                   date,  regulations under Residential Mortgage
                                   License Act effective from May 14,
                                   2001)
----------------------------------------------------------------------------------------------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loans
                                   ss.ss. 24-9-1-1 et seq.

                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005
----------------------------------------------------------------------------------------------------------------------


                                   Exhibit B-2

----------------------------------------------------------------------------------------------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   ss.ss. 16a-1-101 et seq.                              Loan (id. ss. 16a-3-207) and;

                                   Sections   16a-1-301  and  16a-3-207   became     ---------------------------------
                                   effective April 14, 1999;  Section 16a-3-308a     High APR Consumer Loan (id. ss.
                                   became effective July 1, 1999                     16a-3-308a)
----------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
----------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A, ss.ss. 8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
----------------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss.                High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. ss.ss.
                                   40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
----------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   ss.ss. 598D.010 et seq.

                                   Effective October 1, 2003
----------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss.
                                   46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
----------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat. ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
----------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
----------------------------------------------------------------------------------------------------------------------


                                   Exhibit B-3

----------------------------------------------------------------------------------------------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. ss.ss.
                                   24-1.1E et seq.

                                   Effective  July 1, 2000;  amended  October 1,
                                   2003 (adding open-end lines of credit)
----------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss.
                                   1349.25 et seq.

                                   Effective May 24, 2002
----------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
----------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
----------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann. ss.ss. 31-17-1 et seq.

                                   Effective June 5, 2002
----------------------------------------------------------------------------------------------------------------------

                  Standard & Poor's Covered Loan Categorization
                  ---------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                             Category under
                                         Name of Anti-Predatory Lending                     Applicable Anti-
State/Jurisdiction                             Law/Effective Date                         Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------------


                                   Exhibit B-4

----------------------------------------------------------------------------------------------------------------------
                                                                                             Category under
                                         Name of Anti-Predatory Lending                     Applicable Anti-
State/Jurisdiction                             Law/Effective Date                         Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss.
                                   46:10B 22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
----------------------------------------------------------------------------------------------------------------------

                  Standard & Poor's Home Loan Categorization
                  ------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              Category under
                                         Name of Anti-Predatory Lending                     Applicable Anti-
State/Jurisdiction                             Law/Effective Date                        Predatory Lending Law
----------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss.
                                   46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
----------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               Home Loan
                                   Stat. ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
----------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective  July 1, 2000;  amended  October 1,
                                   2003 (adding open-end lines of credit)
----------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
----------------------------------------------------------------------------------------------------------------------



                                   Exhibit B-5